Dallas Investors Forum May 16, 2009 Steve Blank, Senior VP, CFO & Treasurer Exhibit 99.1

This presentation contains certain estimates, predictions, projections, assumptions and other forward-looking statements that involve various risks and uncertainties. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested in this report. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates,"
"forecasts," "budgets," "projects," "will," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. For a discussion of certain of those risks, please read "Risk Factors" in Item 1A of both NuStar Energy
L.P's and NuStar GP Holdings, LLC's respective annual reports on Form 10-K for the year ended December 31, 2008 and each entity’s subsequent quarterly reports as filed with the Securities and Exchange Commission.
Forward Looking Statements
2

Basics of MLPs

Basics of MLPs –
What is a MLP?
What is a MLP?
Master Limited Partnerships (MLPs) - Partnerships whose interests (units) are traded on public exchanges (i.e. NYSE, American, Nasdaq) like corporate stocks
Who are the Owners of a MLP?
MLPs consist of a general partner and limited partner
As provided in the applicable partnership agreement, the general partner (1) manages the partnership,
(2) generally has a 2% ownership and (3) may be eligible to receive incentive distributions
The limited partners are similar to shareholders.  They (1) provide capital, (2) have no role in the operations of the partnership, (3) and receive cash distributions
What Qualifies As a MLP?
Tax incentives for certain limited partnerships were enacted by Congress to encourage investment in
U.S. energy infrastructure
Rules added to the tax code in 1987 require any partnership that is publicly traded to receive at least
90% of its income from qualifying sources in order to qualify as an MLP
If an entity doesn’t meet the criteria, then for tax purposes, it is treated as a corporation
Qualified sources include:
Natural resource activities, interest, dividends, real estate rents, income from sale of real property, gain on sale of assets, and income and gain from commodities or commodity futures
“Natural resource activities” include exploration, development, mining or production, processing, refining, transportation, storage and marketing of any mineral or natural resource
Currently, most MLPs are involved in energy related businesses

What are the key differences between partnerships and corporations?
Primary advantage that partnerships have over corporations is the elimination of
“Double Taxation”
MLPs do not pay corporate tax; Instead all tax items are passed through to the partners
Allows more of earnings free to pass down to unitholders
Unitholders enjoy tax deferral status on distributions, which are considered a return of capital
Unitholders receive K-1 tax statements vs. 1099 tax statements for corporate shareholders
When units are sold, investors are taxed on deferred portion of the distribution at ordinary tax rates and capital gain rates on the sale of units
Basics of MLPs –
What are the Differences between
MLPs and Corporations?

Basics of MLPs –
Why Invest in MLPs?
Why invest in MLPs?
Offers a tax-efficient way to invest in energy while receiving current income through distributions and the opportunity for growth through internal growth or acquisitions
Strong performance track record versus the equity market
MLPs have outperformed the S&P 500 over the past 10 years by over 115%
Generous distribution yields (Alerian MLP Index yield is currently around 9.7%)
Most MLPs generate stable cash flows
An investment in MLPs is an investment in the build-out of the U.S. energy infrastructure
Total Return - Alerian MLP Index vs. S&P 500 (Last 10 Years)
5/12/1999 11/9/2001 5/12/2004 11/10/2006 5/13/2009
0%
50%
100%
150%
200%
250%
300%
350%
Indexed Price
S&P 500 Alerian MLP
S&P 500 (33%)
Alerian MLP Index 83%
Note:  The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships

NuStar Overview

Public Unitholders
35,409,951 NSH Units
William E. Greehey
7,138,920 NSH Units
83.2%
Membership Interest
16.8%
Membership Interest
NuStar
GP Holdings, LLC
NYSE: NSH
Public Unitholders
44,218,943 NS Units
79.6%
L.P. Interest
2.0% G.P. Interest
18.4% L.P. Interest
Incentive Distribution Rights
NuStar
Energy LP
NYSE: NS

NuStar Energy L.P. is a leading publicly traded
growth-oriented partnership (NYSE: NS) with a
market capitalization of approximately $2.8 billion
and an enterprise value of approximately $4.7
billion
One of the largest independent petroleum pipeline
and terminal operators in the U.S. and one of the
largest asphalt refiners and marketers in the U.S.
Has delivered record performances since its IPO in
2001
Ranked #485 on the Fortune 500 Listing for the first
time ever based on 2008 results
NuStar GP Holdings, LLC (NYSE: NSH) holds the
2% general partner interest, 18.4% of the common
units and incentive distribution rights in NuStar
Energy L.P.
NSH receives quarterly distributions from its
ownership interests and in turn pays out quarterly
distribution to its unitholders
Unitholders should benefit from potentially higher
growth in distributions from ownership of incentive
distribution rights
NuStar Overview –
Two Publicly Traded Companies
8
NS NSH
IPO Date: 4/16/2001 7/19/2006
Unit Price (5/13/09): $50.85 $22.89
Annual Distribution/Unit: $4.23 $1.72
Yield (5/13/09): 8.32% 7.51%
Market Equity Capitalization: $2,769 million $974 million
Enterprise Value: $4,681 million $976 million
Total Assets (3/31/09): $4,505 million $570 million
Debt/Capitalization (3/31/09): 46.9% n/a
Fortune 500 Ranking: 485 n/a

Texas Monthly
NuStar
VOTED #1
BEST LARGE COMPANY
TO WORK FOR
IN TEXAS
FORTUNE
THE 100 BEST
NuStar
VOTED #44
BEST COMPANY
TO WORK FOR
BEST PLACES
TO WORK
IN SAN ANTONIO
NuStar
VOTED #1
BEST LARGE COMPANY
TO WORK FOR IN SAN ANTONIO

High quality, large and diverse asset footprint with
operations in eight different countries including the
U.S., Mexico, Netherlands, Netherland Antilles (i.e.
Caribbean), England, Ireland, Scotland and Canada
Third largest independent liquids terminal operator in
the world and second largest in the U.S. that
provides significant growth opportunities
No. 1 asphalt producer on the East Coast and No. 3
asphalt producer in the U.S.
Expect asphalt operations to provide further upside to
financial results as asphalt markets continue to tighten
What Sets NuStar Apart from its Peers
9
Investment grade credit rating with demonstrated access to capital markets in difficult conditions
Do not anticipate need to access capital markets in 2009 except for accretive acquisitions
Lower cost of capital versus majority of peers
Top Incentive Distribution Rights (IDRs) capped at 25% vs. 50% for most MLPs
Strong corporate culture of taking care of employees, making safety a top priority, achieving operational excellence and contributing time and money to our communities
Recognized in 2008 as one of the best places to work for in America and for our strong safety record
Experienced and proven management team with substantial equity ownership and industry experience

LEGEND
Headquarters/International Office
NuStar Energy L.P. Refined Product Terminals
Third-Party Terminal
Nustar Asphalt Terminal
Crude Oil Storage Facilities
Crude Oil Storage Tanks
Asphalt Refinery
Origin/Termination Points
Central West Crude Oil Pipelines System
Central West Refined Products Pipelines System
Single-Use Refined Product Pipelines
Single-Use Crude Oil Pipeline
North Refined Products Pipelines System
East Refined Products Pipelines System
Ammonia Pipelines System
Canada
Mexico
Tacoma
Vancouver (2)
Portland
Pittsburg Asphalt
Selby
Benicia
Stockton
Los Angeles
Rawlins
Mandan
BNRR
Jamestown (North)
Jamestown (East)
Moorhead
Sauk Centre
BNRR
Twin Cities (Roseville)
Aberdeen
Wolsey
Mitchell
Sioux Falls
Rock Rapids
Milford
Yankton
Le Mars
Norfolk
Council Bluffs
Columbus
North Platte
Osceola
Geneva
Phillipsburg
Concordia
Salina
Hutchinson
Denver
Colorado Springs
Cheyenne Wells
Rosario Asphalt
Albuquerque
Hooker
Clawson
Catoosa Asphalt
Wynnewood
Wasson
Amarillo
Dixon
Wichita Falls
Ringgold
Southlake
Alamogordo
Abernathy
Lubbock
El Paso
San Antonio East
San Antonio South
Houston Asphalt
Pettus
Hobby
Texas City (2)
Placedo
Laredo
Nuevo Laredo
Corpus Christi
Edinburg
Harlingen
Brownsville
Burgos Basin (PEMEX)
St. James
Blue Island
Indianapolis
Moundville
Montgomery
Fulcro
Bremen
Gainsville
Gwinnett
Lithonia
Macon
Charlotte
Wilmington
Charleston
Savannah
Brunswick
Jacksonville
Albany
Bronx
Linden (2)
Perth Amboy
Paulsboro
Baltimore
Baltimore
Salisbury
Andrews AFB
Dumfries
Piney Point
Hopewell
Virginia Beach
Point Tupper
Nov Scotia
WA
OR
CA
ID
NV
UT
AZ
MT
WY
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
NH
MA
CT
RI
NJ
DE
MD
UK and Amsterdam
Norway
Denmark
Netherlands
Germany
France
Ireland
United Kingdom
Grangemouth
Glasgow
Belfast
Runcorn
Eastham
Amsterdam
Grays
Caribbean
Netherland Antilles
St. Eustatius

Assets Stats:
8,491 miles of crude oil and refined
product pipelines
82 terminal facilities and four crude
oil storage tank facilities
Over 91 million barrels of storage
capacity
2 asphalt refineries capable of
processing 104,000 bpd of crude oil
Asset Overview
10

37%
35%
28%
Percent of 2008 Segment Operating
Income
Diversification of operations provides various earnings streams and reduces risk
Approximately 72% of NuStar Energy’s segment operating income in 2008 related to stable, fee-based operations
Remainder of segment operating income related to margin-based asphalt and fuels marketing segment
Storage (~37%)
Transportation (~35%)
Refined Product Terminals
Crude Oil Storage
Refined Product Pipelines*
Crude Oil Pipelines
Asphalt & Fuels Marketing (~28%)
Asphalt
Fuels Marketing
Product Supply, Wholesale and Fuel Oil Marketing
Bunkering/Other
Diversified Operations
11
*  Includes fuel oil, gasoline, propane, jet fuel, ammonia and other light ends.  Does not include natural gas.

Vopak
Kinder Morgan Energy
NuStar Energy L.P.
Oiltanking
Plains All American
Magellan Midstream
IMTT
Sunoco Logistics
Teppco
Tanquid
Buckeye Pipeline
Odfjell
LBC Tank Terminals
Stolt-Nielsen
Rubis
Global Partners, L.P.
Simon

Independent Liquids Storage Capacity
(Millions of Barrels)
8
8
10
12
16
20
24
25
31
34
39
60
85
91
91
104
171
Global Leader in Independent
Liquids Storage
NuStar is the third largest independent liquids terminal operator in the world and second largest in the U.S.
Completed majority of expansion projects under our $400 million construction program, which contributed around 8.5 million barrels of incremental storage capacity
Source:  Company Websites & Management Presentations
12

$68
$86
$102
$154
$214
$221
$319
2002 2003 2004 2005 2006 2007 2008
Distributable Cash Flow ($ in Millions)
EBITDA ($ in Millions)
Record Growth Every Year,
Has Translated Into…
13
$77
$112
$133
$219
$322
$353
$492
2002 2003 2004 2005 2006 2007 2008
2008 was a record year financially primarily due to contribution from asphalt operations and growth projects
Despite challenging conditions in the first quarter of 2009, earnings were better than expected and beat analyst estimates
Reported clean first quarter 2009 earnings of $0.47 per unit versus $0.35 per unit consensus estimate
NuStar is well-positioned for another record year in 2009
Higher results from all three of our business segments (i.e. Transportation, Storage and Asphalt and Fuels Marketing)
should drive record results
Note: 2005 and 2006 distributable cash flow and EBITDA are from continuing operations

…Consistent Distribution Growth While Maintaining a
Solid Distribution Coverage Ratio
$4.085
$3.835
$3.60
$3.365
$3.20
$2.95
$2.75
$2.40
2001 2002 2003 2004 2005 2006 2007 2008
NS Annual Distribution Since IPO
*
*     Based on NS annualized distribution of $0.60 per unit in 2001
**  Based on NSH annualized distribution of $0.32 per unit in 2006
NSH Annual Distribution Since IPO
$1.28
$1.38
$1.58
2006 2007 2008
**
14
~8.0% CAGR
~11% CAGR
NS Distribution Coverage Applicable to LPs
NS declared a 1Q09 distribution of $1.0575, which was
7.4% higher compared to the 1Q08 distribution and
unchanged from 4Q08
NSH declared a 1Q09 distribution of $0.43, which was
19.4% higher compared to the 1Q08 distribution and
unchanged from 4Q08
Targeting distribution increases at NS and NSH in 2009 –
increases dependent on NuStar Energy L.P.’s performance,
growth opportunities and global economic, financial and
capital market conditions
1.20x
1.25x
1.28x
1.30x
1.19x
1.16x
1.10x
1.33
2001 2002 2003 2004 2005 2006 2007 2008

-60%
-50%
-40%
-30%
-20%
-10%
0%
10%
20%
5/13/08 7/12/08 9/11/08 11/11/08 1/11/09 3/13/09 5/13/09
NuStar Companies Beating Peers
and Market Indices
NS 8%
S&P 500 (34)%
Alerian MLP Index (21)%
NSH Peers (16)%
NSH (6)%
Total Return - Last Twelve Months (LTM)
Despite the market turmoil, both NuStar companies have weathered the storm well, significantly beating their respective peer groups and market indices
Outperformance suggests bullish view on asphalt business, solid 2009 outlook and defensive nature of business
Source:  Barclay’s Capital
15
Note:  NSH GP Peers Total Return Index is weighted on market capitalization of each company and includes the following companies: AHD, AHGP, BGH, EPE,
ETE, HPGP,  MGG, and NRGP.
The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships

2009 Outlook

17
2009 Outlook –
Transportation Segment
A tariff increase of around 7.6% effective July 1, 2009
should contribute higher operating income in 2009
over 2008
Tariff increase represents the highest increase since
indexation began in 1993
Over 90% of NuStar’s pipeline should receive the tariff
increase
New pipeline business, an anticipated reduced refinery
maintenance schedule and a new pipeline project
expected to start-up in July should help mitigate the
impact of weaker throughput volumes from lower
demand
NuStar is more insulated from weaker demand compared
to other refined product pipelines
Benefit from market areas that are more
agricultural versus population center based
NuStar’s 2008 Pipeline Receipts by Commodity
Other*
68%
Gasoline
32%
* Other includes crude oil, fuel oil, ammonia, jet fuel,
propane, naphtha and light refined product ends

18
2009 Outlook –
Storage Segment
Storage segment should also see better results in
2009 as we benefit from a full year’s contribution
primarily from completed projects under our $400
million construction program
Expect to benefit from contango markets to the
extent that certain of our storage contract revenues
are up for renewal:
Contract renewals:
29% - 1 Year or Less
28% - 1 to 3 Years
23% - 3 to 5 Years
19% - Greater than 5 Years
Lower throughputs in our storage segment don’t
necessarily translate into weaker earnings since the
majority of our business is contracted
Approximately 90% of our revenues in the storage
segment come from leased assets or assets
connected to pipelines in our transportation segment
St. Eustatius Terminal – 14.0 mm bbls storage capacity
Texas City, TX Terminal – 2.7 mm bbls storage capacity

19
2009 Outlook –
Asphalt Operations
Expect even more favorable supply and demand
fundamentals in 2009 to drive better results in
the asphalt operations
Expect a higher margin per barrel and slightly
higher sales volumes assuming the impact from
the stimulus package kicks in by late 2009
Continue to target a 50 percent holdback of cash
flows from the asphalt business
Currently receiving full contract volumes of
Venezuelan crude oil and have received no
indication of further cuts

Asphalt Fundamentals

-5.0
5.0
15.0
25.0
35.0
45.0
55.0
 2004   2005   2006   2007   2008
Imports Exports Net Imports
Despite lower asphalt demand, a combination of higher crude oil prices and tight asphalt supply resulted in historic asphalt prices and margins in 2008
New Jersey asphalt prices climbed from around $350 per short ton at the start of the season to around $800 per short ton during the peak asphalt season
Lack of asphalt imports was one of the main contributing factors as to why asphalt supply was tight in 2008
Venezuela has not exported any asphalt to the U.S. since January 2008
U.S. asphalt inventories at the end of February 2009 were over 14% lower than the five-year average setting up for tight supply during the 2009 asphalt season
U.S. Asphalt Inventories (000 barrels)
Source of data for graphs: New Jersey Department of Transportation and U.S. Energy Information Administration
Tight Asphalt Fundamentals in 2008 Bode
Well for 2009
21
U.S. Asphalt Imports/Exports (mbpd)
10,000
20,000
30,000
40,000
50,000
Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec
2006 2007 2008 2009 5-Year Avg.

Refinery Utilization (%)
Asphalt Production (mbpd)

One of the driving factors for tighter asphalt supply in
2009 should be continuing low U.S. refinery utilization
rates as a result of a weak economy and resulting lower
refining margins
Continue to expect lack of asphalt imports to also be a
contributing factor to tighter supply in 2009
While a lower GDP forecast is expected to soften asphalt
demand, stimulus spending and lower crude oil and
product prices should help mitigate the impact
An improving economy should result in increased asphalt
demand
Foreign stimulus efforts also expected to support global
asphalt demand
Expect to see the asphalt rack price respond to the tight
supply/demand balance as weather improves and we get
further into the asphalt season
Source of data for graphs: U.S. Energy Information Administration and New Jersey Department of Transportation
Expect Low U.S. Refinery Utilization Rates to Tighten
Asphalt Markets Even More in 2009 and Beyond
22
NJ Asphalt Cement Price Index
($ per short ton)
U.S. Refinery Utilization Rate vs. U.S. Asphalt Production
$100
$200
$300
$400
$500
$600
$700
$800
$900
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2006 2007 2008 2009 5-Year Avg.
75.0%
80.0%
85.0%
90.0%
95.0%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
250
300
350
400
450
500
550
Refinery Utilization (%) Asphalt Production (MBPD)

Lower Availability of Heavier, Sour Crudes Expected
to Drive Less Asphalt Production Near-Term
23
Comparative Crude Oil Prices ($ per barrel)
Spread b/w WTI and
Venezuelan crudes
currently around $5 to
$10 per barrel.
Differentials between light, sweet and heavy, sour crudes have recently narrowed primarily due to cuts of heavier, sour barrels and WTI price weakness
NuStar is still seeing good discounts for the Venezuela crudes that are being purchased
Near-term, lower availability of heavier, sour crudes expected to result in less bottoms being produced, including asphalt
While we expect differentials to remain narrow in the near-term, should see the differentials widen as the economy and demand for refined products improve
WTI * Mexican Maya *
BCF-13 ** Boscan **
* Source: Platts
** Source:  Company
$10.00
$30.00
$50.00
$70.00
$90.00
$110.00
$130.00
Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09

Announced U.S. Coker Projects:
Longer Term Asphalt Story
Continues to be Bullish
Source:  PIRA Refinery Database; Company Information
24
Continue to expect coker projects will tighten asphalt supply despite some projects delays/cancellations
85% of the announced coker projects listed are either complete or have a high likelihood of completion (i.e. firm projects -
expansions that are expected to have a very high likelihood of occurring)
Combination of low refinery utilization rates, improving economy, lack of imports and coker projects coming on-
line should result in tighter asphalt markets and better-than-historic asphalt prices and margins over the next several years
No. Refinery PADD
Announced Coker
Capacity (Mbpd)
Announced
Crude Capacity
(Mbpd)
Start Up
Date Status
1 Coffeyville Resources - Coffeyville, Kansas II 2.0                             8.0                         1Q 2007 Complete
2 BP - Toledo, Ohio II 2.0                             10.0                       1Q 2007 Complete
3 Valero - Port Arthur, Texas III 25.0                           75.0                       1Q 2007 Complete
4 Frontier - Cheyenne, Wyoming IV 4.3                             -                       3Q 2007 Complete
5 Chevron - El Segundo, California V 15.0                           -                       4Q 2007 Complete
6 Sinclair – Sinclair, Wyoming IV 20.0                           11.0                       4Q 2007 Complete
7 ConocoPhillips - Borger, Texas III 25.0                           -                       4Q 2007 Complete
8 Cenex - Laurel, Montana IV 15.0                           -                       1Q 2008 Complete
9 Frontier - El Dorado, Kansas II 3.0                             11.0                       2Q 2008 Complete
10 Tesoro - Martinez, California V 4.4                             -                       2Q 2008 Complete
11 ConocoPhillips - Los Angeles, California V 5.0                             -                       4Q 2008 Firm
12 Marathon - Garyville, Louisiana III 44.0                           180.0                     4Q 2009 Firm
13 Valero - St. Charles, Lousiana III 10.0                           45.0                       1Q 2010 Firm
14 Hunt - Tuscaloosa, Alabama III 18.5                           15.0                       3Q 2010 Firm
15 ConocoPhillips - Wood River, Illinois II 65.0                           55.0                       1Q 2011 Firm
16 Atofina Petrochemicals Inc.- Port Arthur, Texas III 50.0                           -                       1Q 2011 Firm
17 BP/Husky - Toledo, Ohio II 25.0                           -                       1Q 2011 Firm
18 Pasadena Refining System - Pasadena, Texas III 29.0                           100.0                     2Q 2011 Probable
19 BP - Whiting, Indiana II 95.0                           30.0                       1Q 2012 Firm
20 Motiva - Port Arthur, Texas III 40.0                           325.0                     1Q 2012 Firm
21 ConocoPhillips - Borger, Texas III 20.0                           34.0                       2Q 2012 Probable
22 Marathon - Detroit, Michigan II 28.0                           13.0                       2Q 2012 Probable
Total US Expansion 545.2                         912.0

2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Status of U.S. Highway Funding
Stimulus Package Expected to Benefit Asphalt Demand
25
* Source: Proposed funding based on media reports and internal estimates
Actual and Proposed Federal Highway Funding ($ in billions)*
$37.1
$38.1
$40.4
$41.8
$49.3
Stimulus Funds
SAFETEA-LU
$66.6
$70.8
$75.0
$77.0
$78.0
New SAFETEA-LU funding for FY2010-2014 estimated at $300-500 Billion, a 75% increase over the current bill*
Congress already considering reauthorization of funding in early 2009
Funding options include federal gas tax increase, indexing user fees for inflation adjustment, bonds and tolls
The American Recovery and Revitalization Act provides $29 billion for transportation infrastructure investments
Expect approximately 85 percent of the $29 billion of funding to go towards asphalt with the remainder to concrete
50% of the allocated for highway spending must be obligated to projects within 120 days of enactment otherwise those funds will be sent back to the government for redistribution
More than 25% of the $29 billion is expected to be allocated to markets that NuStar serves
Should start seeing impact from stimulus funds in the third quarter of 2009, which will result in slightly higher asphalt demand 2009 versus 2008
Over the life of the stimulus package, asphalt demand is expected to increase by more than 10 percent between 2009 and 2011 over
2008 levels

Financial Overview

Current Revolver Availability
Rate on revolver based on LIBOR plus 50 bps,
currently just under 1%
Financial Covenant Tests:
Debt-to-EBITDA cannot exceed 5.0 to 1.0 times
Following an acquisition of $100 million or
more, NuStar may increase Debt-to-EBITDA to
5.5 times for two consecutive quarters
Capital Access / Key Debt Terms &
Covenants
27
Do not anticipate need to access capital markets to
fund current operations, distributions and capital
requirements in 2009
Expect to use cash flows from operations and $1.2
billion revolver for financing purposes
Plan to access equity only for accretive acquisitions
Will continue to de-lever throughout the year and
are targeting a lower Debt-to-EBITDA by the end of
2009
3.99 times at the end of December 31, 2008
NuStar’s Investment Grade Rating important during
these uncertain times
NuStar is one of only ten or so MLPs that have an
investment grade rating – important for efficient
access to capital markets
Fitch revised its outlook to stable from negative on
February 20, 2009
Will continue to work with other rating agencies to
have negative outlook removed
Total Bank Credit $1,221
Less:
Borrowings (755)
Letters of Credit (58)
Revolver Liquidity $408
Standard & Poor’s: BBB- (Negative Outlook)
Moody’s: Baa3 (Negative Outlook)
Fitch: BBB- (Stable Outlook)
Credit Summary
(Dollars in Millions)

$1.2 billion Credit Facility $590.3
NuStar Logistics Notes (7.65%) 349.4
NuStar Logistics Notes (6.875%) 104.5
NuStar Logistics Notes (6.05%) 239.0
Kaneb Ops. Notes (5.875%) 258.5
Kaneb Ops. Notes (7.75%) 271.0
Other Debt 111.5
Total Debt $1,924.2
Total Partners’ Equity 2,174.5
Total Capitalization $4,098.7
(Dollars in Millions)
No Significant Debt Maturities Until 2012
2009 $0.7
2010 $0.8
2011 $0.8
2012 $971*
2013 $481
2014 $0.6
*  Primarily includes maturity of $590 million revolver
balance and $350 million of senior notes
Capital Structure (3/31/09) Long-Term Debt Maturities (3/31/09)
28
No significant debt maturities until 2012 at which time the revolver and some of the senior notes become due

2007 2008 2009
Reliability Strategic/Other
29
Flexible Capital Growth Program
NuStar has no major project commitments in 2009 and has a flexible capital growth program
Continue to conservatively target around $80 million of strategic growth capital spending for 2009 in light of challenging economic and capital market conditions
There are no shortage of growth opportunities and can quickly ratchet back up capital program when conditions improve
Major 2009 strategic projects include:
Approximately $20 million of pipeline projects on NuStar’s East pipeline, ammonia pipeline and at our St. James, LA facility to increase the capacity and flexibility of our two pipelines and to accommodate new and existing customers
Approximately $10 million to finish up tank expansion projects at NuStar’s Texas City, TX and Amsterdam facilities as part of our $400 million construction program
Approximately $30 million at our Texas City, TX facility to improve and upgrade it to make a world-class terminal
Approximately $14.5 million at our Paulsboro, NJ and Savannah, GA asphalt facilities to improve crude flexibility and rates, improve the energy efficiency of the refineries and increase the production of polymer modified asphalt
(Dollars in Millions)
$251
$211
$40
$202
$56
$146
$145 - $150
~$80
~$65 - $70

Total Capital In-Service Dates
Major Projects Investment 1Q08 2Q08 3Q08 4Q08 2009
Major Projects Completed in Late 2006 & 2007 $92.0
Amsterdam Expansion – Partial P1 37.8
St. Eustatius Expansion – P3 20.2
Texas City, TX Expansion 21.1
St. James, LA Expansion 25.6
Linden, NJ Pipeline Expansion 7.7
Jacksonville, FL Expansion 20.5
Amsterdam Expansion – Partial P1          37.8
Amsterdam Expansion – Option 1 5.3
St. James, LA Expansion 26.5
Amsterdam Expansion – Option 2 29.2
Texas City, TX Expansion    13.5
Asphalt/Heavy Fuel Oil Projects 35.0
Storage and Pipeline Projects 46.0
Total                                     ~$415
(Dollars in Millions)
P = Phase
Track record of completing large internal growth projects on-time and on-budget
Targeting around $80 million of internal growth projects in 2009
Plenty of opportunities to grow the business with substantial amount of new internal growth project ideas and acquisition targets over the next few years
Growth opportunities primarily focused on storage expansions
Completed
Completed
Completed
Completed
Completed
Completed
Completed
Completed
$400 million Construction Program Nearly Complete –
Should Provide Solid Contribution to 2009 Results
Completed
Completed
Completed
30

One of the largest independent petroleum pipeline and terminal liquids operators in the world
Provides world class pipeline and terminalling services to some of the world’s largest crude oil producers, integrated oil companies, chemical companies, oil traders and refineries
Pipeline and storage businesses somewhat recession proof
One of the largest asphalt refiners and marketers in the U.S.
Expect to benefit from better-than-historic asphalt margins as supply continues to tighten
Proposed economic stimulus package expected to provide further growth in U.S. asphalt demand
Large and diversified asset footprint in the U.S. and internationally allows for ample acquisition and internal growth opportunities
Despite lower expected strategic capital for 2009, continue to have plenty of opportunities to grow the business over the next few years
One of a few partnerships to have a large international presence
One of only a few partnerships with incentive distribution rights capped at 25%
Lower cost of capital provides NuStar Energy L.P. a competitive advantage
Investment grade rating and demonstrated access to capital in difficult markets
Fitch recently revised its outlook to stable from negative
Will continue to work with other rating agencies to have negative outlook removed
Experienced management team with substantial equity ownership
Higher earnings expected in 2009 despite weak global economic outlook
Investment Highlights
31

Questions & Answers

Appendix 33

Steve Blank – Senior VP, CFO & Treasurer
Steve Blank is Senior Vice President, Chief Financial Officer and Treasurer of NuStar Energy L.P. and
NuStar GP Holdings, LLC. In this position, he is responsible for corporate finance, external reporting, accounting, budgeting and forecasting, investor relations, risk management, tax, treasury and credit.
Blank was previously Vice President-Finance for Valero Energy Corporation. In that position, he was responsible for corporate finance, treasury operations, and wholesale credit.
Prior to that, Blank held a variety of positions with Ultramar Diamond Shamrock Corporation (UDS) in
New York, London and San Antonio, including Director of Planning and Development; Assistant
Treasurer-Corporate Finance; Vice President of Investor Relations; Vice President-Information
Technology; and Vice President-Finance and Treasurer. Before joining UDS in 1980, Blank worked for two years with National Westminster Bank in New York.
Blank was born in Spring Valley, NY in 1954 and received a Bachelor of Arts in History from the State
University of New York in 1976. He went on to obtain a Master’s degree in International Affairs, with a specialization in Business, from Columbia University in 1978. Blank is the Treasurer and a member of the Board of Directors of the San Antonio Botanical Society. He is also a member of the Board of
Directors of the McNay Art Museum in San Antonio.
Management Bio

35
NuStar Energy L.P. utilizes two financial measures, EBITDA and distributable cash flow, which are not defined in United States generally accepted accounting principles. Management uses these financial measures because they are widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. Neither EBITDA nor distributable cash flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles.
(Dollars in Thousands)
Reconciliation of Net Income to EBITDA to
Distributable Cash Flow
Note: 2005 and 2006 distributable cash flow and EBITDA are from continuing operations
2008 2007 2006 2005 2004 2003 2002
Income from continuing operations 254,018 $         150,298 $         149,906 $         107,675 $         78,418 $           69,593 $           55,143 $
Plus interest expense, net 90,818              76,516              66,266              41,388              20,950              15,860              4,880
Plus income tax expense 11,006              11,448              5,861                4,713                -                     -                     395
Plus depreciation and amortization expense 135,709            114,293            100,266            64,895              33,149              26,267              16,440
EBITDA from continuing operations 491,551            352,555            322,299            218,671            132,517            111,720            76,858
Less equity earnings from joint ventures 8,030                6,833                5,882                2,319                1,344                2,416                3,188
Less interest expense, net 90,818              76,516              66,266              41,388              20,950              15,860              4,880
Less reliability capital expenditures 55,669              40,337              35,803              23,707              9,701                10,353              3,943
Less income tax expense 11,006              11,448              5,861                4,713                -                     -                     -
Plus mark-to-market impact on hedge transactions (9,784)               3,131                -                     -                     -                     -                     -
Plus charges reimbursed by general partner -                     -                     575                   -                     -                     -                     -
Plus distributions from joint ventures 2,835                544                   5,141                4,657                1,373                2,803                3,590
Plus other non-cash items -                     -                     -                     2,672                -                     -                     -
Distributable cash flow from continuing operations 319,079 $         221,096 $         214,203 $         153,873 $         101,895 $         85,894 $           68,437 $
Year Ended December 31,

36
NuStar Energy L.P. utilizes two financial measures, EBITDA and distributable cash flow, which are not defined in United States generally accepted accounting principles. Management uses these financial measures because they are widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. Neither EBITDA nor distributable cash flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles.
2008 Debt-to-EBITDA Reconciliation
Year Ended
December 31, 2008
Net income 254,018 $
  Plus interest expense, net 90,818
  Plus income tax expense 11,006
  Plus depreciation and amortization expense 135,709
EBITDA 491,551
  Less equity earnings from joint ventures (8,030)
  Less other income, net (37,739)
  Less mark-to-market impact on all derivative transactions (9,781)
  Plus distributions from joint ventures 2,835
  Other adjustments allowed under debt agreements 36,492
Adjusted EBITDA per debt agreements 475,328 $
Total Consolidated Debt at December 31, 2008 1,894,848 $
Debt Coverage Ratio (not greater than 5.0x) 3.986x
(Unaudited, Thousands of
Dollars, Except Ratio)
The following is a reconciliation of net income to EBITDA and Adjusted EBITDA, as defined in our debt agreements: